January 30, 2007

PIA SHORT-TERM GOVERNMENT SECURITIES FUND
a series of Advisors Series Trust

Supplement to the

Prospectus and Statement of Additional Information

Dated March 30, 2006, as revised July 21, 2006

IMPORTANT NOTICE REGARDING CHANGE IN
INVESTMENT POLICY

The Board of Trustees of the Advisors Series Trust (the “Trust”) recently approved a change in the non-fundamental investment policy of the PIA Short-Term Government Securities Fund (the “Fund”) which currently requires the Fund to invest at least 80% of its net assets in U. S. government securities.

Effective March 30, 2007, the Fund’s non-fundamental investment policy will no longer require the Fund to invest any set percentage of its net assets in U. S. government securities, although the Fund will continue to emphasize short-term investment grade debt securities. The new policy is as follows:

The Short-Term Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities. The Fund will normally invest at least 80% of its net assets in short-term securities having a duration of less than three years. This non-fundamental policy may only be changed upon 60 days notice to shareholders.

Effective March 30, 2007, the Fund’s name will be changed. The new name will be the PIA Short-Term Securities Fund. All references in the Prospectus and Statement of Additional Information to the PIA Short-Term Government Securities Fund are replaced with the PIA Short-Term Securities Fund.

The Board of Trustees of the Advisors Series Trust recently approved a change in the 12b-1 fee structure of the Fund.

Effective January 1, 2007, the Fund’s 12b-1 fees are reduced as follows:

Old Fees	New Fees
0.10%	0.05%

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA Funds.

	Short-Term Fund	Total Return Fund
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.20%	0.30%
Distribution and/or Service (12b-1) Fees	0.05%	0.10%
Other Expenses[1]	0.37%	0.88%
Total Annual Fund Operating Expenses[2]	0.62%[2]	1.28%[2]

_______________
[1]	Expense information reflects expenses for the past fiscal year.

[2]
Expense Reimbursements. The investment adviser, Pacific Income Advisers, Inc., has agreed to voluntarily reimburse each of the Funds to the extent necessary to limit Total Annual Fund Operating Expenses for the Short-Term Fund and Total Return Fund to an annual rate of 0.35% and 0.50%, respectively. Pacific Income Advisers, Inc. has agreed to reimburse each of the Funds indefinitely to the extent necessary to limit Total Annual Fund Operating Expenses to the amounts stated below. Pacific Income Advisers, Inc. may discontinue reimbursing the PIA Funds at any time. With the voluntary reimbursement, the net fund operating expenses were:

Fund	Amount
Short-Term Fund	0.35%
Total Return Fund	0.50%

EXAMPLE

This example is intended to help you compare the cost of investing in the PIA Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Short-Term Fund	$ 63	$ 199	$ 346	$ 774
Total Return Fund	$130	$ 406	$ 702	$ 1,545

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is January 30, 2007

January 30, 2007

PIA TOTAL RETURN BOND FUND
a series of Advisors Series Trust

Supplement to the

Prospectus and Statement of Additional Information

Dated March 30, 2006, as revised July 21, 2006

The Board of Trustees of the Advisors Series Trust (the “Trust”) recently approved a change in the name of the PIA Total Return Bond Fund (the “Fund”).

Effective March 30, 2007, the Fund’s name will be changed. The new name will be the PIA Moderate Duration Bond Fund. All references in the Prospectus and Statement of Additional Information to the PIA Total Return Bond Fund are replaced with the PIA Moderate Duration Fund.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is January 30, 2007

January 30, 2007

PIA BBB BOND FUND
PIA MBS BOND FUND
a series of Advisors Series Trust

Supplement to the

Prospectus and Statement of Additional Information

Dated March 30, 2006, as revised June 22, 2006
And February 22, 2006, respectively

The Board of Trustees of the Advisors Series Trust (the “Trust”) recently approved a change in the share class designation of the PIA BBB Bond Fund and the PIA MBS Bond Fund (each a “Fund”).

Effective March 30, 2007, each Fund’s current share class will be redesignated. The new class name for each Fund will be Managed Account Completion Shares (MACS). All references in the Prospectus and Statement of Additional Information to the specific share classes will be changed as shown above.

Please retain this Supplement with the Prospectus.

The date of this Prospectus Supplement is January 30, 2007.